                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 29, 2002
                                (DATE OF REPORT)

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                         1-11071                      23-2668356
(STATE OR OTHER JURISDICTION            (COMMISSION FILE               (I.R.S. EMPLOYER
      OF INCORPORATION)                      NUMBER)                  IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Corporation                                                         Form 8-K
Page 2                                                            April 29, 2002



ITEM 5.    OTHER EVENTS

         On Tuesday, May 7, 2002, Lon R.Greenberg, Chairman, President and CEO of UGI Corporation, will participate in an American Gas Association Financial Forum to discuss the Company's earnings and current activities. The UGI presentation will be broadcast live on the Internet at http://media.corporate-ir.net/media_files/event/2002/may/aga/ugi/gb/reg.html.
The live webcast of the UGI presentation will begin at 9:35 AM Eastern Daylight Savings Time. The webcast will be archived for 30 days.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  UGI CORPORATION
                                                  (REGISTRANT)



                                                  By:  /s/  Robert W. Krick
                                                       Robert W. Krick
                                                       Treasurer

Date:  April 29, 2002